UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2014


                                  SOLAR3D, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
         --------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



          000-49805                                    01-0592299
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   (Commission File Number)                (I.R.S. Employer Identification No.)

       26 WEST MISSION AVENUE, SUITE 8 , SANTA BARBARA, CALIFORNIA 93101
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               (Address of principal executive offices) (Zip Code)

                                 (805) 690-9000
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR240.14d-2(b))

[_] Soliciting  material  pursuant  to  Rule   14a-12  under  Exchange  Act  (17
    CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS
-----------------------------------------------

         ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective on January 31, 2104, Solar3D, Inc., a Delaware corporation ("S3D" or the "Company"), borrowed $1,250,000 from two accredited investors ("Investors") in order to finance the Company's acquisition of Solar United Networks, Inc., a California corporation ("SUN"). The loan is evidenced by two promissory notes bearing simple interest at the rate of 10% per annum, payable in full on or before October 31, 2014 unless the maturity date is extended in the sole discretion of the Investors until January 31, 2015, and convertible into shares of the Company's common stock at a rate equal to the lesser of $0.05 per share or 50% of the lowest trade price recorded on any trade date after January 31, 2014 prior to the conversion of the promissory notes.

SECTION 2. FINANCIAL INFORMATION
--------------------------------

         ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On January 31, 2014, S3D closed the stock purchase agreement, dated as of October 31, 2013 ("SPA"), with SUN, and Emil Beitpolous, an individual shareholder holding 30% of the outstanding shares of SUN, Abe Emard, an individual shareholder holding 30% of the outstanding shares of SUN, Richard Emard, an individual shareholder holding 20% of the outstanding shares of SUN, and Mikhail Podnebesnyy, an individual shareholder holding 20% of the outstanding shares of SUN (collectively, the "Sellers" or "SUN Shareholders"), pursuant to which S3D purchased 100% of the outstanding shares of SUN's common stock (the "SUN Stock") from the Sellers. The purchase price is $2,794,500, $1,044,500 of which was paid in cash at the closing of the SPA and $1,750,000 of which is payable in installments over a period of five years after the closing of the SPA pursuant to convertible promissory notes bearing simple interest at the rate of 4% per annum (the "Notes"). The Notes are convertible at any time after issuance into shares of fully paid and non-assessable shares of the common stock of S3D. The conversion price is $0.02 per share until March 30, 2015, and thereafter the conversion price will be the greater of (a) $0.02 per share or
(b) 50% of the average closing price of the common stock of S3D as reported by Bloomberg for the ten (10) consecutive trading days following the submission of a notice in writing signed by the Noteholder of his intent to convert.

         Prior to the closing of the SPA on January 31, 2014, the Company, SUN, and the Sellers amended the SPA in order to clarify the method for determining the amount of the one-time tax distribution to be made to the shareholders of SUN before or after the closing of the SPA (the "Amendment"). A copy of the Amendment is attached to this Report on Form 8-K as Exhibit 10.1.

         Effective as of the closing of the SPA the board of directors of SUN consists of three members, James B. Nelson, Mark J. Richardson, and Abe Emard. James B. Nelson and Mark J. Richardson are also directors of S3D. See Item 5.02 of this Report on Form 8-K for additional information regarding Abe Emard.

         SUN is headquartered in a 6,000 square foot facility in Roseville, California, at 1358 Blue Oaks Boulevard Suite 300. SUN is engaged in the business of the design, installation, and management of solar systems for commercial, agricultural, and residential customers in California. SUN designs, finances, and installs systems ranging in size from 2KW (kilowatt) for residential loads to multi MW (megawatt) systems for larger commercial projects. SUN provides the following systems:

         ROOF-MOUNTED SYSTEMS. SUN roof mounted solar systems range from small 2KW systems to large megawatt systems. The solar panels are lightweight and can be installed on any roof style. Roof mounted systems come with up to a 25 year production warranty.

         GROUND-MOUNTED SYSTEMS. A ground-mounted solar system is an alternative for owners who have roof issues or open property. Ground-mounted systems are designed to make the most of the available space and sunlight while remaining easy to maintain. These systems are designed to withstand all wind up-lift zoning requirements and come with a 25 year production warranty.

         POST-MOUNTED SYSTEMS. Pole-mounted solar systems allow for homes, farms, or businesses to generate electricity in highly-visible and efficient locations without shading or directional issues. Pole-mount systems are placed on a fixed platform and positioned to capture optimal sunlight. Unlike roof-mounted systems, a pole-mount solar system does not involve any building attachment and is a highly-beneficial low cost option to owners with minimal roof or land space.

         CARPORT SYSTEMS. A carport or trellis solar system is a viable solution for the residential or commercial business owner that is looking to take advantage of solar power without sacrificing valuable parking, or large portions of expensive real estate. New carport or trellis structures can be custom built or existing carports can be modified to provide shaded or covered parking. Custom-designed solar carport or trellis systems require virtually no maintenance and allow the panels to be positioned for optimal energy production.

         TILTED SINGLE AXIS TRACKERS. Tilted single axis trackers offer optimal efficiency and solar tracking capabilities by tracking the sun throughout the day. The motors in the single axis trackers move with the earth's orbit allowing 20% more power to be captured than a fixed solar array.

         DUEL AXIS TRACKERS. A SUN dual-axis tracker can produce 30% more electricity than stationary solar arrays. This is achieved since the array follows the daily movement of the sun from east to west, as well as its change in altitude through the seasons. Although the initial cost of a dual axis tracking system can be higher than a stationary system, the dual axis tracker produces more electricity making it possible to use fewer panels to provide the same amount of electricity. Dual axis trackers can also be a viable solution for property owners that would prefer not to cover large portions of their land with ground mounted solar arrays.

         SOLAR PERFORMANCE ASSESSMENTS. A Solar Energy Performance Assessment ("EPA") is SUN's version of an energy audit. This is the first step to assess how much energy a home or business consumes and to evaluate what measures can be taken to make the home or business more energy efficient, by performing a room by room examination of a structure as well as a thorough examination of past utility bills. By taking this step, customers can make additional changes to reduce energy usage and reduce the necessary size of the solar system. SUN's EPA uses building science to help SUN evaluate and create a comprehensive plan that will increase energy efficiency and comfort, lower utility bills, reduce carbon footprint, improve the indoor air quality, and extend the structure's durability.

         MAINTENANCE AND PERFORMANCE PACKAGES: SUN offers maintenance care packages which include system cleanings and maintenance inspections. SUN also offers performance packages which include complete system monitoring, performance guarantees, warranties, and cleanings.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
----------------------------------------------

         ITEM 5.02. DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         GENERAL. On January 31, 2014, James B. Nelson, Mark J. Richardson, and Abe Emard were appointed as the directors of SUN.

         Effective as of January 31, 2014 and pursuant to the terms of the SPA, Abe Emard, Emil Beitpolous, and Mikhail Podnebesnyy will remain employees of SUN for three years. Mr. Emard is the chief executive officer of SUN. Emil Beitpolous is the president of SUN. Mikhail Podnebesnyy is the vice president of SUN.

         COMPENSATION ARRANGEMENTS. There have been no changes to Mr. Nelson's compensation or Mr. Richardson's compensation as a result of their appointments as directors of SUN.

         Effective as of February 1, 2014, SUN entered into an at-will employment agreement with Abe Emard pursuant to which Mr. Emard will serve as the chief executive officer of SUN in consideration for annual compensation in the amount of $100,000. Mr. Emard may be paid a bonus or bonuses during each year in cash or in Company or SUN common stock or common stock options, as determined in the discretion of SUN's board of directors or the Company's board of directors. During the 24 months following Mr. Emard's termination with SUN for any reason, Mr. Emard may not interfere with any of SUN's contractual or business relationships or solicit or induce any employee of SUN to terminate such employee's relationship with SUN. Pursuant to the terms of the SPA, in the event (a) Mr. Emard voluntarily resigns as an employee of SUN, unless due to death, a disability rendering Mr. Emard unable to work, or a constructive termination of Mr. Emard's employment, or (b) Mr. Emard is involuntarily terminated as an employee of SUN for cause, the Company will have the sole right, exercisable at any time within one year after such termination, to cause an immediate conversion of the outstanding balance of Mr. Emard's Note into shares of the Company's common stock; provided, that all common stock issued to Mr. Emard pursuant to such a conversion will be subject to a two year lock-up period.

         Effective as of February 1, 2014, SUN entered into an at-will employment agreement with Emil Beitpolous pursuant to which Mr. Beitpolous will serve as the president of SUN in consideration for annual compensation in the amount of $100,000. Mr. Beitpolous may be paid a bonus or bonuses during each year in cash or in Company or SUN common stock or common stock options, as determined in the discretion of SUN's board of directors or the Company's board of directors. During the 24 months following Mr. Beitpolous's termination with SUN for any reason, Mr. Beitpolous may not interfere with any of SUN's contractual or business relationships or solicit or induce any employee of SUN to terminate such employee's relationship with SUN. Pursuant to the terms of the SPA, in the event (a) Mr. Beitpolous voluntarily resigns as an employee of SUN, unless due to death, a disability rendering Mr. Beitpolous unable to work, or a constructive termination of Mr. Beitpolous's employment, or (b) Mr. Beitpolous is involuntarily terminated as an employee of SUN for cause, the Company will have the sole right, exercisable at any time within one year after such termination, to cause an immediate conversion of the outstanding balance of Mr. Beitpolous's Note into shares of the Company's common stock; provided, that all common stock issued to Mr. Beitpolous pursuant to such a conversion will be subject to a two year lock-up period.

         Effective as of February 1, 2014, SUN entered into an at-will employment agreement with Mikhail Podnebesnyy pursuant to which Mr. Podnebesnyy will serve as the vice president of SUN in consideration for annual compensation in the amount of $100,000. Mr. Podnebesnyy may be paid a bonus or bonuses during each year in cash or in Company or SUN common stock or common stock options, as determined in the discretion of SUN's board of directors or the Company's board of directors. During the 24 months following Mr. Podnebesnyy's termination with SUN for any reason, Mr. Podnebesnyy may not interfere with any of SUN's contractual or business relationships or solicit or induce any employee of SUN to terminate such employee's relationship with SUN. Pursuant to the terms of the SPA, in the event (a) Mr. Podnebesnyy voluntarily resigns as an employee of SUN, unless due to death, a disability rendering Mr. Podnebesnyy unable to work, or a constructive termination of Mr. Podnebesnyy's employment, or (b) Mr. Podnebesnyy is involuntarily terminated as an employee of SUN for cause, the Company will have the sole right, exercisable at any time within one year after such termination, to cause an immediate conversion of the outstanding balance of Mr. Podnebesnyy's Note into shares of the Company's common stock; provided, that all common stock issued to Mr. Podnebesnyy pursuant to such a conversion will be subject to a two year lock-up period.

         BIOGRAPHICAL INFORMATION.

         ABE EMARD, age 36, has been the chief executive officer of SUN since he co-founded the company in February 2011. From 2000 until co-founding SUN, Mr. Emard worked for Emard Electric, Inc. as its Project Manager, Vice President and Business Development Officer. Mr. Emard holds a construction management degree from the University of California at Davis extension program and a Journeyman State Certified License. He is a certified installer for Canadian Solar, Sharp, AE Solaron, and PV Powered.

         EMIL BEITPOLOUS, age 35, has been the president of SUN since February 2011. From October 2009 until joining SUN, Mr. Beitpolous worked for Emard Electric, Inc. as its general superintendent where he was responsible for all solar field crews of up to 25 employees, project management of all commercial projects, recruitment of all field employees of the company's solar division, project budgeting and forecasting, and strategy for all field operations. From 2007 to September 2009, he was the solar superintendent of Rayco Electric, Inc. where he was responsible for all aspects of photovoltaic installation and performing quality inspections on system drawing and installed systems. He received his WECA IEC Journeyman Training Certification in 2009 and a California State License Board General B License in 2004.

         MIKHAIL PODNEBESNYY, age 34, has been the vice president of SUN since February, 2011. From 2001 until joining SUN, Mr. Podnesbesnyy worked for Emard Electric, Inc. in various capacities, including photovoltaic design from 2009 to 2011, pre-fabrication manager from 2007 to 2009, job foreman from 2002 to 2007, and journeyman electrician from 2001 to 2002. He is a certified journeyman electrician and has received WECA certified photovoltaic training, and various module manufacturer, inverter, and racking training.

SECTION 8. OTHER EVENTS
-----------------------

         ITEM 8.01.  OTHER EVENTS.

         Effective February 5, 2014, James B. Nelson, the Company's chairman, chief executive officer, chief financial officer and corporate secretary adopted a Rule 10b5-1 Trading Plan (the "Plan") covering up to 4,000,000 shares of the Company's common stock (the "Performance Shares") eligible for vesting and issuance to Mr. Nelson pursuant to his Restricted Stock Agreement, dated September 23, 2013 (the "Agreement"), with the Company, which vests shares of common stock only upon the achievement of specified performance milestones. The performance milestones for the Performance Shares have been achieved. The Company's Board of Directors approved the adoption of the Plan on January 31, 2014. These Performance Shares are expected to be issued to Mr. Nelson by the Company in monthly increments commencing on February 3, 2014 in accordance with the terms and conditions of the Agreement. In accordance with Section 2.2 of the

Agreement, the Performance Shares will vest and be issued to Mr. Nelson on a monthly basis, based on the following formula:


    Monthly Number of                5%   x   Prior Monthly Trade Value
Vested Performance Shares =  ---------------------------------------------------
                               Fair Market Value of the Company's common stock

         The Monthly Trade Value of the Company's shares of common stock is defined as the aggregate sum of the Daily Trade Value in a calendar month. The Daily Trade Value is defined as the closing trade price of the Company's shares of common stock multiplied by the daily trade volume. For example, if the closing trade price was $1.00 and the daily trade volume on that day was 500,000 shares, then the Daily Trade Value for that day would be $500,000. Fair Market Value is defined as the average of the trailing ten (10) closing trade prices of the Company's common stock as quoted on the public securities trading market on which the Company's common stock is then traded. If the Prior Monthly Trade Value is less than $50,000, then no Performance Shares will vest for that month. The monthly vested Performance Shares, if any, will be issued to Mr. Nelson within five (5) business days after the last day of each month.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
----------------------------------------------------------------

         (d)      Exhibits

                  10.1 Addendum to Stock Purchase Agreement by and among Solar United Network, Inc., Emil Beitpolous, Abe Emard, Richard Emard, Mikhail Podnesbesnyy, and Solar3D, Inc., dated January 31, 2014.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SOLAR3D, INC.
                  -------------------------------------------
                                  (Registrant)

Date:  January 31, 2014


                               /s/ James B. Nelson
                  -------------------------------------------
                    James B. Nelson, Chief Executive Officer